Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Retail Opportunity Investments Partnership, LP

We have audited the accompanying financial statement of the property known as Hawthorne Crossings, located in San Diego, California (“Hawthorne Crossings") which is comprised of the statement of revenues and certain expenses for the year ended December 31, 2012, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on this financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Hawthorne Crossings’ internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Hawthorne Crossings for the year ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter
We draw attention to Note 2 to the financial statement, which describes that the accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Hawthorne Crossings’ revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
A Division of O'Connor Davies, LLP

New York, New York
August 1, 2013

HAWTHORNE CROSSINGS
     STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

	Year Ended December 31, 2012	Three Months Ended March 31, 2013 (Unaudited)
Revenues
Rental income (note 4)	$3,343	$846
Total revenues	3,343	846

Certain Expenses
Utilities	75	19
Repairs, maintenance and supplies	158	35
Cleaning and landscaping	106	22
Real estate taxes	352	86
Insurance	9	3
Bad debt	34	-
Total expenses	734	165

Excess of revenues over certain expenses	$2,609	$681

See accompanying notes to statement of revenues and certain expenses.

HAWTHORNE CROSSINGS
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2012 (AUDITED) AND
THREE MONTHS ENDED MARCH 31, 2013 (UNAUDITED)

1.           Business Organization

Retail Opportunity Investments Corp., a Maryland corporation ("ROIC"), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its wholly-owned operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the "Operating Partnership") and its subsidiaries.  Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On June 27, 2013, the Company, acquired the property known as Hawthorne Crossings (“Hawthorne Crossings”) located in San Diego, California, for a purchase price of approximately $41.5 million, from an unaffiliated third-party seller. Hawthorne Crossings is approximately 141,000 square feet and is anchored by Mitsuwa Marketplace, Ross Dress For Less and Staples. The property was acquired using borrowings under the Operating Partnership’s credit facility.

2.           Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The financial statement includes the historical revenues and certain expenses of Hawthorne Crossings, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of Hawthorne Crossings to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of Hawthorne Crossings.

The statement of revenue and certain expenses for the three month period ended March 31, 2013 is unaudited.  In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of revenue and certain expenses in accordance with the SEC Rule 3-14. All such adjustments are of a normal recurring nature.

Revenue Recognition

Hawthorne Crossings operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires Hawthorne Crossings’ management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.           Subsequent Events

The Company has evaluated subsequent events through August 1, 2013, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the financial statements.

4.           Leases

Hawthorne Crossings is subject to non-cancelable lease agreements, subject to various escalation clauses, with tenants for retail space. As of December 31, 2012, the future minimum rents on non-cancelable operating leases expiring in various years are as follows:

Year ending December 31	Amounts

2013	$2,809
2014	2,880
2015	2,852
2016	2,644
2017	2,193
Thereafter	3,220
$16,598

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. Hawthorne Crossings’ tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $61,000 and $13,000 for the year ended December 31, 2012 and three months ended March 31, 2013, respectively.

5.           Concentration

For the year ended December 31, 2012, Hawthorne Crossings’ three largest tenants accounted for 58% of total rental income.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the three months ended March 31, 2013 and for the year ended December 31, 2012 are presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of Hawthorne Crossings (the “Property”) on January 1, 2012. Additionally, the pro forma consolidated balance sheet as of March 31, 2013 has been presented as if the acquisition had been completed on March 31, 2013.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2012 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended March 31, 2013. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of March 31, 2013 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2012; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2013
(UNAUDITED)
(in thousands)

	Company Historical(1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$296,178	$8,300	(2)	$304,478
Building and improvements	617,112	33,200	(2)	650,312
	913,290	41,500		954,790
Less: accumulated depreciation	37,852	—		37,852
	875,438	41,500		916,938
Mortgage notes receivables	10,294	—		10,294
Investment in and advances to unconsolidated joint ventures	15,526	—		15,526
Real Estate Investments, net	901,258	41,500		942,758

Cash and cash equivalents	6,894	—		6,894
Restricted cash	1,880	—		1,880
Tenant and other receivables	13,973	—		13,973
Deposits	2,000	—		2,000
Acquired lease intangible asset, net of accumulated amortization	40,345	—		40,345
Prepaid expenses	3,099	—		3,099
Deferred charges, net of accumulated amortization	21,975	—		21,975
Other	949	—		949
Total assets	$992,373	$41,500		$1,033,873

LIABILITIES AND EQUITY

Liabilities:
Term Loan	$200,000	$—		$200,000
Credit facilities	18,000	41,500	(2)	59,500
Mortgage notes payable	81,753	—		81,753
Acquired lease intangible liability, net	56,774	—		56,774
Accrued expenses	3,800	—		3,800
Tenants’ security deposit	2,428	—		2,428
Other liabilities	24,387	—		24,387
Total liabilities	$387,142	$41,500		$428,642

Equity:
Preferred stock	—	—		—
Common stock	7	—		7
Additional-paid-in capital	668,342	—		668,342
Accumulated deficit	(46,485)	—		(46,485)
Accumulated other comprehensive loss	(16,635)	—		(16,635)
Total Retail Opportunity Investments Corp. shareholders’ equity	605,229	—		605,229
Non-controlling interests	2	—		2
Total equity	605,231	—		605,231
Total liabilities and equity	$992,373	$41,500		$1,033,873

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2013

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Hawthorne Crossings	Pro forma Adjustments		Company Pro Forma
Revenue
Base rents	$19,350	$704	$6	(3)	$20,060
Recoveries from tenants	4,830	142	—		4,972
Mortgage interest	204	—	—		204
Total revenues	24,384	846	6		25,236

Operating expenses
Property operating	4,159	79	—		4,238
Property taxes	2,315	86	—		2,401
Depreciation and amortization	8,881	—	213	(4)	9,094
General & administrative expenses	2,737	—	—		2,737
Acquisition transaction costs	409	—	—		409
Total operating expenses	18,501	165	213		18,879

Operating income (loss)	5,883	681	(207)		6,357
Non-operating income (expenses)
Interest expense	(3,825)	—	(145	) (6)	(3,970)
Equity in earnings from unconsolidated joint ventures	232	—	—		232
Net income (loss) attributable to Retail Opportunity Investments Corp.	$2,290	$681	$(352)		$2,619

Pro forma weighted average shares outstanding
Basic:	57,373				57,373
Diluted:	60,816				60,816

Pro forma income per share
Basic and diluted:	$0.04				$0.05
Pro forma dividends per share:	$0.15				$0.15

Comprehensive income (loss):
Net income (loss) attributable to Retail Opportunity Investments Corp.	$2,290	$681	$(352)		$2,619
Other comprehensive income:
Unrealized gain on swap derivative
Unrealized swap derivative gain arising during the period	322	—	—		322
Reclassification adjustment for amortization of interest expense included in net income	1,198	—	—		1,198
Unrealized gain on swap derivative	1,520	—	—		1,520
Total other comprehensive income	1,520	—	—		1,520
Total comprehensive income (loss)	$3,810	$681	$(352)		$4,139

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2012

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Hawthorne Crossings	Pro forma Adjustments		Company Pro Forma
Revenue
Base rents	$59,219	$2,749	$25	(3)	$61,993
Recoveries from tenants	14,771	594	—		15,365
Mortgage interest	1,106	—	—		1,106
Total revenues	75,096	3,343	25		78,464

Operating expenses
Property operating	12,780	382	—		13,162
Property taxes	7,281	352	—		7,633
Depreciation and amortization	29,075	—	851	(4)	29,926
General & administrative expenses	13,059	—	—		13,059
Acquisition transaction costs	1,347	—	37	(5)	1,384
Total operating expenses	63,542	734	888		65,164

Operating income (loss)	11,554	2,609	(863)		13,300
Non-operating income (expenses)
Interest expense	(11,380)	—	(581	) (6)	(11,961)
Gain on consolidation of JV	2,145	—	—		2,145
Gain on bargain purchase	3,864	—	—		3,864
Equity in earnings from unconsolidated joint ventures	1,698	—	—		1,698
Interest income	12	—	—		12
Net income (loss) attributable to Retail Opportunity Investments Corp.	$7,893	$2,609	$(1,444)		$9,058

Pro forma weighted average shares outstanding
Basic:	51,059				51,059
Diluted:	52,371				52,371

Pro forma income per share
Basic and diluted:	$0.15				$0.18
Pro forma dividends per share:	$0.53				$0.53

Comprehensive income (loss):
Net income (loss) attributable to Retail Opportunity Investments Corp.	$7,893	$2,609	$(1,444)		$9,058
Other comprehensive loss:
Unrealized loss on swap derivative
Unrealized swap derivative loss arising during the period	(7,859)	—	—		(7,859)
Reclassification adjustment for amortization of interest expense included in net income	3,799	—	—		3,799
Unrealized loss on swap derivative	(4,060)	—	—		(4,060)
Total other comprehensive loss	(4,060)	—	—		(4,060)
Total comprehensive income (loss)	$3,833	$2,609	$(1,444)		$4,998

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s audited and unaudited financial statements for the year ended December 31, 2012 and the three months ended March 31, 2013, respectively.
2.	Reflects the pro forma acquisition of the Property for approximately $41.5 million. The acquisition was funded entirely by draws on the Company’s credit facility.
3.
Reflects the pro forma adjustment of $25,000 and $6,000 for the year ended December 31, 2012 and the three months ended March 31, 2013, respectively, to record operating rents on a straight-line basis beginning January 1, 2012.

4.
Reflects the estimated depreciation for the Property based on estimated values allocated to building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	For the Three Months Ended March 31, 2013 Depreciation Expense	Year Ended December 31, 2012 Depreciation Expense

Building	39 years	$213	$851

5.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.
6.
Reflects the pro forma adjustment to interest expense, assuming the Company had to borrow funds from its credit facility to cover the purchase price as if the acquisition had been made on the first day of the periods presented.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the three months ended March 31, 2013 and for the year ended December 31, 2012 are presented as if Retail Opportunity Investments Partnership, LP (the “Company”) had completed the acquisition of Hawthorne Crossings (the “Property”) on January 1, 2012. Additionally, the pro forma consolidated balance sheet as of March 31, 2013 has been presented as if the acquisition had been completed on March 31, 2013.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price allocation is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2012 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the period ended March 31, 2013. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of March 31, 2013 or results of operations that would actually have occurred assuming the completion of the acquisition of the Property had occurred on January 1, 2012; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2013
(UNAUDITED)
(in thousands)

	Company Historical(1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$296,178	$8,300	(2)	$304,478
Building and improvements	617,112	33,200	(2)	650,312
	913,290	41,500		954,790
Less: accumulated depreciation	37,852	—		37,852
	875,438	41,500		916,938
Mortgage notes receivables	10,294	—		10,294
Investment in and advances to unconsolidated joint ventures	15,526	—		15,526
Real Estate Investments, net	901,258	41,500		942,758

Cash and cash equivalents	6,894	—		6,894
Restricted cash	1,880	—		1,880
Tenant and other receivables	13,973	—		13,973
Deposits	2,000	—		2,000
Acquired lease intangible asset, net of accumulated amortization	40,345	—		40,345
Prepaid expenses	3,099	—		3,099
Deferred charges, net of accumulated amortization	21,975	—		21,975
Other	949	—		949
Total assets	$992,373	$41,500		$1,033,873

LIABILITIES AND CAPITAL

Liabilities:
Term Loan	$200,000	$—		$200,000
Credit facilities	18,000	41,500	(2)	59,500
Mortgage notes payable	81,753	—		81,753
Acquired lease intangible liability, net	56,774	—		56,774
Accrued expenses	3,800	—		3,800
Tenants’ security deposit	2,428	—		2,428
Other liabilities	24,387	—		24,387
Total liabilities	$387,142	$41,500		$428,642

Capital:
General partner’s capital	621,864	—		621,864
Accumulated other comprehensive loss	(16,635)	—		(16,635)
Total partner’s capital	605,229	—		605,229
Non-controlling interests	2	—		2
Total capital	605,231	—		605,231
Total liabilities and capital	$992,373	$41,500		$1,033,873

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2013

(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Hawthorne Crossings	Pro forma Adjustments		Company Pro Forma
Revenue
Base rents	$19,350	$704	$6	(3)	$20,060
Recoveries from tenants	4,830	142	—		4,972
Mortgage interest	204	—	—		204
Total revenues	24,384	846	6		25,236

Operating expenses
Property operating	4,159	79	—		4,238
Property taxes	2,315	86	—		2,401
Depreciation and amortization	8,881	—	213	(4)	9,094
General & administrative expenses	2,737	—	—		2,737
Acquisition transaction costs	409	—	—		409
Total operating expenses	18,501	165	213		18,879

Operating income (loss)	5,883	681	(207)		6,357
Non-operating income (expenses)
Interest expense	(3,825)	—	(145	) (6)	(3,970)
Equity in earnings from unconsolidated joint ventures	232	—	—		232
Net income (loss) attributable to Retail Opportunity Investments Partnership, LP	$2,290	$681	$(352)		$2,619

Comprehensive income (loss):
Net income (loss) attributable to Retail Opportunity Investments Partnership, LP	$2,290	$681	$(352)		$2,619
Other comprehensive income:
Unrealized gain on swap derivative
Unrealized swap derivative gain arising during the period	322	—	—		322
Reclassification adjustment for amortization of interest expense included in net income	1,198	—	—		1,198
Unrealized gain on swap derivative	1,520	—	—		1,520
Total other comprehensive income	1,520	—	—		1,520
Total comprehensive income (loss)	$3,810	$681	$(352)		$4,139

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2012
(UNAUDITED)
(in thousands, except per share data)

	Company Historical(1)	Hawthorne Crossings	Pro forma Adjustments		Company Pro Forma
Revenue
Base rents	$59,219	$2,749	$25	(3)	$61,993
Recoveries from tenants	14,771	594	—		15,365
Mortgage interest	1,106	—	—		1,106
Total revenues	75,096	3,343	25		78,464

Operating expenses
Property operating	12,780	382	—		13,162
Property taxes	7,281	352	—		7,633
Depreciation and amortization	29,075	—	851	(4)	29,926
General & administrative expenses	13,059	—	—		13,059
Acquisition transaction costs	1,347	—	37	(5)	1,384
Total operating expenses	63,542	734	888		65,164

Operating income (loss)	11,554	2,609	(863)		13,300
Non-operating income (expenses)
Interest expense	(11,380)	—	(581	) (6)	(11,961)
Gain on consolidation of JV	2,145	—	—		2,145
Gain on bargain purchase	3,864	—	—		3,864
Equity in earnings from unconsolidated joint ventures	1,698	—	—		1,698
Interest income	12	—	—		12
Net income (loss) attributable to Retail Opportunity Investments Partnership, LP	$7,893	$2,609	$(1,444)		$9,058

Comprehensive income (loss):
Net income (loss) attributable to Retail Opportunity Investments Partnership, LP	$7,893	$2,609	$(1,444)		$9,058
Other comprehensive loss:
Unrealized loss on swap derivative
Unrealized swap derivative loss arising during the period	(7,859)	—	—		(7,859)
Reclassification adjustment for amortization of interest expense included in net income	3,799	—	—		3,799
Unrealized loss on swap derivative	(4,060)	—	—		(4,060)
Total other comprehensive loss	(4,060)	—	—		(4,060)
Total comprehensive income (loss)	$3,833	$2,609	$(1,444)		$4,998

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s audited and unaudited financial statements for the year ended December 31, 2012 and the three months ended March 31, 2013, respectively.
2.	Reflects the pro forma acquisition of the Property for approximately $41.5 million. The acquisition was funded entirely by draws on the Company’s credit facility.
3.
Reflects the pro forma adjustment of $25,000 and $6,000 for the year ended December 31, 2012 and the three months ended March 31, 2013, respectively, to record operating rents on a straight-line basis beginning January 1, 2012.

4.
Reflects the estimated depreciation for the Property based on estimated values allocated to building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	For the Three Months Ended March 31, 2013 Depreciation Expense	Year Ended December 31, 2012 Depreciation Expense

Building	39 years	$213	$851

5.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Property.
6.
Reflects the pro forma adjustment to interest expense, assuming the Company had to borrow funds from its credit facility to cover the purchase price as if the acquisition had been made on the first day of the periods presented.